     As filed with the Securities and Exchange Commission on August 20, 2003


                                          1933 Act Registration No.  333-27917
                                          1940 Act Registration No.   811-8229

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                      Pre-Effective Amendment No.       [ ]
                      Post-Effective Amendment No. 9    [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                             Amendment No. 10  [X]

                                 UBS INDEX TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 882-5000

                              AMY R. DOBERMAN, ESQ.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and address of agent for service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[ ]  Immediately upon filing pursuant to Rule 485(b)

[ ]  On ________________ pursuant to Rule 485(b)

[X]  60 days after filing pursuant to Rule 485(a)(1)

[ ]  On ________________ pursuant to Rule 485(a)(1)

[ ]  75 days after filing pursuant to Rule 485(a)(2)

[ ]  On ________________ pursuant to Rule 485(a)(2)


Title of Securities Being Registered: Class A, Class B, Class C, Class C-2 and Class Y Shares of Beneficial Interest of UBS S&P 500 Index Fund.

[UBS LOGO]   UBS   GLOBAL ASSET
                   MANAGEMENT

     UBS S&P 500 INDEX FUND

     PROSPECTUS

     SEPTEMBER --, 2003



      This prospectus offers Class A, Class B, Class C, Class C-2 and Class Y shares of UBS S&P 500 Index Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class C-2 shares are available only to existing shareholders of Class C-2 shares. Class Y shares are available only to certain types of investors.


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------


CONTENTS


THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 2
    Performance.............................................  Page 4
    Expenses and Fee Tables.................................  Page 6
    More About Risks and Investment Strategies..............  Page 8

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 9
     -- Flexible Pricing
     -- Buying Shares
     -- Selling Shares
     -- Exchanging Shares
     -- Transfer Agent
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 18
    Dividends and Taxes.....................................  Page 19
    Financial Highlights....................................  Page 20
    Where to learn more about UBS mutual funds..............  Back Cover


           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    1

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

To replicate the total return of the S&P 500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index. The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund may invest, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.


The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent all of the largest companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its total market value relative to the total market value of all securities in the Index.


The fund's investment advisor, UBS Global Asset Management (US) Inc. ('UBS Global AM'), uses a 'passive' investment approach in attempting to replicate the investment performance of the S&P 500 Index. UBS Global AM does not attempt to 'beat' the market by actively buying and selling stocks, some of which may not be included in the S&P 500 Index. UBS Global AM may (but is not required to) use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500'r' is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by UBS Global AM.

--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

  Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

  Index Tracking Risk -- While the fund attempts to replicate the investment results of the Index, the fund's investment results generally will not be identical to those of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

  Derivatives Risk -- The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

  More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3






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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus gives some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.


The table that follows the chart shows the average annual returns for Class A, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.



The table shows returns on a before-tax and after-tax basis for Class Y shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class Y shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.


There is no performance information shown for Class B and Class C-2 shares as those classes are newly created, have not commenced investment operations, and therefore do not have a full calendar year of performance information.


--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     Calendar Year
                   -------------------------------------------------
                    1998        1999       2000      2001       2002
                    ----        ----       ----      ----       ----
Total Return       27.93%      20.37%     -9.06%    -12.13%    -22.38%



Total return January 1 to June 30, 2003 -- 11.46%



Best quarter during years shown: 4th quarter 1998 -- 20.87%



Worst quarter during years shown: 3rd quarter 2002 -- (17.35)%



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                                   LIFE OF
CLASS (INCEPTION DATE)                                         1 YEAR   5 YEARS     CLASS
----------------------                                         ------   -------     -----
Class A (10/2/98)
    Return Before Taxes.....................................  (24.53)%    N/A      (2.63)%
Class C (10/7/98)
    Return Before Taxes.....................................  (24.70)%    N/A      (2.98)%
Class Y (12/31/97)
    Return Before Taxes.....................................  (22.38)%  (1.03)%    (1.03)%
    Return After Taxes on Distribution......................  (22.71)%  (1.88)%    (1.88)%
    Return After Taxes on Distribution and Sale of Fund
      Shares................................................  (13.73)%  (0.92)%    (0.92)%
S&P 500 Index (reflects no deduction for fees, expenses, or
  taxes)....................................................  (22.10)%   (0.59)%         *


---------------------

* Average annual total returns for the S&P 500 Index for the life of each class were as follows:


  Class A -- (2.04)%; Class C -- (2.04)%; Class Y -- (0.59)%.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                   CLASS A   CLASS B   CLASS C   CLASS C-2   CLASS Y
                                                   -------   -------   -------   ---------   -------
Maximum Sales Charge (Load) (as a % of offering
  price) or NAV, whichever is lower..............    2.5%        3%        2%      1.65%       None
  Maximum Front-end Sales Charge (Load) Imposed
    on Purchases (as a % of NAV).................    2.5%      None        1%         1%       None
  Maximum Deferred Sales Charge (Load) (as a % of
    offering price) or NAV, whichever is lower...    None        3%        1%      0.65%       None
Exchange Fee.....................................    None      None      None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                   CLASS A   CLASS B   CLASS C   CLASS C-2   CLASS Y
                                                   -------   -------   -------   ---------   -------
Management Fees..................................    0.20%     0.20%     0.20%      0.20%      0.20%
Distribution and/or Service (12b-1) Fees.........    0.25      0.65      1.00       0.65       None
Other Expenses...................................    0.39      0.43**    0.43       0.43**     0.38
                                                     ----      ----      ----       ----       ----
Total Annual Fund Operating Expenses.............    0.84%     1.28%     1.63%      1.28%      0.58%
                                                     ----      ----      ----       ----       ----
                                                     ----      ----      ----       ----       ----
Expense Reimbursements*..........................    0.14      0.18      0.18       0.18       0.13
                                                     ----      ----      ----       ----       ----
Net Expenses*....................................    0.70%     1.10%     1.45%      1.10%      0.45%
                                                     ----      ----      ----       ----       ----
                                                     ----      ----      ----       ----       ----


---------------------


 * The fund and UBS Global AM have entered into a written expense reimbursement agreement. UBS Global AM is contractually obligated to reimburse the fund so that the total operating expenses of each class through September 30, 2004 would not exceed 0.70% for Class A, 1.10% for Class B, 1.45% for Class C, 1.10% for Class C-2 and 0.45% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those 'Net Expenses' rates.



** 'Other Expenses' are based on estimated amounts for the current fiscal year.


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
Class A................................................    $320     $498      $691      $1,249
Class B (assuming sale of all shares at end of
  period)..............................................     412      588       785       1,297
Class B (assuming no sale of shares)...................     112      388       685       1,297
Class C (assuming sale of all shares at end of
  period)..............................................     346      592       961       1,999
Class C (assuming no sale of shares)...................     246      592       961       1,999
Class C-2 (assuming sale of all shares at end of
  period)..............................................     276      484       778       1,614
Class C-2 (assuming no sale of shares).................     211      484       778       1,614
Class Y................................................      46      173       311         713


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Index Tracking Risk. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING


The fund offers five classes of shares -- Class A, Class B, Class C, Class C-2 and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.



The fund has adopted a rule 12b-1 plan for its Class A, Class B, Class C and Class C-2 shares that allows it to pay service and (for Class B, Class C and Class C-2 shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B, Class C and Class C-2 shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.



You may qualify for a waiver of certain sales charges on Class A, Class B, Class C and Class C-2 shares. See 'Sales Charge Waivers for Class A, Class B, Class C and Class C-2 Shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.


CLASS A SHARES


Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B, Class C and Class C-2 shares.


The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES


                                                                                       REALLOWANCE TO SELECTED
                                                SALES CHARGE AS A PERCENTAGE OF:              DEALERS AS
            AMOUNT OF INVESTMENT                   NAV         NET AMOUNT INVESTED        PERCENTAGE OF NAV
            --------------------                   ---         -------------------        -----------------
Less than $100,000..........................       2.50%              2.56%                      2.25%
$100,000 to $249,999........................       2.00               2.04                       1.75
$250,000 to $499,999........................       1.50               1.52                       1.25
$500,000 to $999,999........................       1.00               1.01                       0.75
$1,000,000 to $49,999,999(1)................       None               None                       0.50
$50 million and over(1).....................       None               None                       0.25


---------------------

(1) A deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date.
    Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------


CLASS B SHARES



Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.



Class B shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the specified period below, they will automatically convert to Class A shares, which have lower ongoing expenses.



If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:



                                                                  PERCENTAGE (BASED ON AMOUNT
                                                              OF INVESTMENT) BY WHICH THE SHARES'
                                                                 NET ASSET VALUE IS MULTIPLIED:
                                                       --------------------------------------------------
                                                         LESS        $100,000      $250,000      $500,000
                                                         THAN           TO            TO            TO
IF YOU SELL SHARES WITHIN:                             $100,000      $249,999      $499,999      $999,999
--------------------------                             --------      --------      --------      --------
1st year since purchase..............................      3%            2%            2%            1%
2nd year since purchase..............................      3%            2%            1%            1%
3rd year since purchase..............................      2%            1%            1%          None
4th year since purchase..............................      2%            1%          None          None
5th year since purchase..............................      1%          None          None          None
6th year since purchase..............................      1%          None          None          None
7th year since purchase..............................    None          None          None          None



If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.



Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.



We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.



To minimize your deferred sales charge, we will assume that you are selling:



  First, Class B shares representing reinvested dividends, and



  Second, Class B shares that you have owned the longest.


--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.



     SALES CHARGE AS A
      PERCENTAGE OF:           REALLOWANCE TO
---------------------------   SELECTED DEALERS
                 NET AMOUNT   AS PERCENTAGE OF
     NAV          INVESTED          NAV
     ---          --------          ---
    1.00%          1.01%           1.00%


Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.


CLASS C-2 SHARES



CLASS C-2 SHARES ARE CURRENTLY AVAILABLE FOR PURCHASE ONLY BY EXISTING SHAREHOLDERS OF CLASS C-2 SHARES. NEW INVESTORS AND FORMER HOLDERS OF CLASS C-2 SHARES MAY NOT PURCHASE CLASS C-2 SHARES.



Class C-2 shares have a front-end sales charge that is included in the offering price of the Class C-2 shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.



SALES CHARGE AS A PERCENTAGE OF     REALLOWANCE TO
-------------------------------   SELECTED DEALERS AS
                    NET AMOUNT       PERCENTAGE OF
      NAV            INVESTED             NAV
      ---            --------             ---
      1.00%            1.01%             1.00%



Class C-2 shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C-2 shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.



Class C-2 shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C-2 shares by multiplying the applicable percentage by the lesser of the net asset value of the Class C-2 shares at the time of purchase or the net asset value at the time of sale.



SALES CHARGE WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES


Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

     Originally paid a front-end sales charge on the shares; and

     Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

    families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.


 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.


 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.


11. A Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

     within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

     you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.


Class C and Class C-2 Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

  within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

  those shares until the deferred sales charge was waived; and

    you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.


Class A, Class B, Class C and Class C-2 Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:


Redemptions of Class A shares by former holders of Class N shares;


  Exchanges between Family Funds ('Family Funds' include other UBS funds, UBS PACE'sm' Select funds and other funds for which UBS Global AM serves as principal underwriter), if purchasing the same class of shares;


  Redemptions following the death or disability of the shareholder or beneficial owner;

  Tax-free returns of excess contributions from employee benefit plans;

  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

    are limited annually to no more than 12% of the original account value;

    are made in equal monthly amounts, not to exceed 1% per month;

    the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

    Redemptions of shares purchased through retirement plans.




SALES CHARGE REDUCTIONS FOR CLASS A SHARES



RIGHT OF ACCUMULATION



A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class C-2 shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C and/or
Class C-2 shares as well as those Class A, Class B, Class C and/or Class C-2 shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class C-2 shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class C-2 shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.


---------

(1) Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------


LETTER OF INTENT



Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class C-2 shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.



Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.



The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.



Letter of Intent forms may be obtained from UBS Global AM or from Financial Advisors. Investors should read the Letter of Intent carefully.



NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES



If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following investors are eligible to purchase Class Y shares:

  Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

  Banks, registered investment advisors and other financial institutions purchasing fund shares for

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

  their clients as part of a discretionary asset allocation model portfolio;

  Shareholders who owned Class Y shares of a fund through the UBS PACE'sm' Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;


  College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;



  Shareholders who invest a minimum initial amount of $10 million in the fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;



  Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code; and


  Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES


You can buy fund shares through your financial advisor at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.


If you wish to invest in other Family Funds, you can do so by:


  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);


  Buying shares through the transfer agent as described below; or

  Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account.................  $1,000
To add to an account...............  $  100

The fund may waive or reduce these amounts for:

  Employees of UBS Global AM or its affiliates; or

  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

into the fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES


You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class C-2, then Class B and last, Class Y.


If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.


If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund's transfer agent, you may sell them as explained below.


If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES


You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may exchange Class C-2 shares for Class C shares of most other Family Funds. You may not exchange shares of another fund for Class C-2 shares. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

  Your name and address;

  Your account number;

  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

  The dollar amount or number of shares you want to sell and/or exchange; and

  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

  PFPC Inc.
  Attn.: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.


Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the fund.


The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISOR


UBS Global AM is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation located at 51 West 52nd Street, New York, New York 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2003, UBS Global AM had approximately
$70.5 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ('UBS') and a member of the UBS Global Asset Management Division, which had approximately $415.2 billion in assets under management worldwide as of June 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


PORTFOLIO MANAGERS


UBS Global AM uses a team approach in its management of the fund's portfolio.


ADVISORY FEES

The contractual rate for the fund's advisory fees to UBS Global AM is 0.20% of the fund's average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

The fund normally declares and pays dividends annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.


You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent).


TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


No financial information is presented for Class B and Class C-2 shares of the fund as they are newly created and have not commenced operations prior to the date of this prospectus.


This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.


                                                                                    CLASS A
                                                           ---------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                                                                        OCTOBER 2,
                                                                                                         1998'D'
                                                                 FOR THE YEARS ENDED MAY 31,             THROUGH
                                                           ----------------------------------------      MAY 31,
                                                            2003       2002       2001       2000          1999
                                                            ----       ----       ----       ----     --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $ 12.37    $ 14.90    $ 17.74    $ 16.72      $ 12.83
                                                           -------    -------    -------    -------      -------
Net investment income (loss)...........................       0.12 *     0.10 *     0.10 *     0.12 *       0.08 *
Net realized and unrealized gains (losses) from
 investment and futures transactions...................      (1.20)*    (2.22)*    (2.02)*     1.49 *       4.03 *
                                                           -------    -------    -------    -------      -------
Net increase (decrease) from investment operations.....      (1.08)     (2.12)     (1.92)      1.61         4.11
                                                           -------    -------    -------    -------      -------
Dividends from net investment income...................      (0.10)     (0.08)     (0.08)     (0.10)       (0.12)
Distributions from net realized gains from investment
 transactions..........................................      --         (0.33)     (0.84)     (0.49)       (0.10)
                                                           -------    -------    -------    -------      -------
Total dividends and distributions to shareholders......      (0.10)     (0.41)     (0.92)     (0.59)       (0.22)
                                                           -------    -------    -------    -------      -------
NET ASSET VALUE, END OF PERIOD.........................    $ 11.19    $ 12.37    $ 14.90    $ 17.74      $ 16.72
                                                           -------    -------    -------    -------      -------
                                                           -------    -------    -------    -------      -------
TOTAL INVESTMENT RETURN(1).............................      (8.70)%   (14.37)%   (11.12)%     9.67 %      32.23 %
                                                           -------    -------    -------    -------      -------
                                                           -------    -------    -------    -------      -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)......................    $79,638    $59,485    $34,036    $33,409      $18,920
Expenses to average net assets, net of waivers
 and reimbursements from advisor.......................       0.67 %     0.60 %     0.60 %     0.60 %       0.60 %**
Expenses to average net assets, before waivers
 and reimbursements from advisor.......................       0.84 %     0.82 %     0.75 %     0.94 %       1.52 %**
Net investment income (loss) to average net assets, net
 of waivers and reimbursements from advisor............       1.14 %     0.78 %     0.56 %     0.69 %       0.87 %**
Net investment income (loss) to average net assets,
 before waivers and reimbursements from advisor........       0.97 %     0.56 %     0.41 %     0.35 %      (0.06)%**
Portfolio turnover.....................................         10 %       12 %       32 %        5 %         62 %


---------------------

 * Calculated using the average monthly shares outstanding for the period. ** Annualized.
 # Actual amount is less than $0.005 per share.
 'D' Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management




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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)


                             CLASS C                                                   CLASS Y
--------------------------------------------------------------   ----------------------------------------------------------
                                                FOR THE PERIOD
                                                   OCTOBER 7,
                                                    1998'D'
         FOR THE YEARS ENDED MAY 31,               THROUGH                      FOR THE YEARS ENDED MAY 31,
---------------------------------------------       MAY 31,      ----------------------------------------------------------
 2003        2002        2001        2000           1999         2003         2002         2001         2000         1999
 ----        ----        ----        ----           ----         ----         ----         ----         ----         ----
$ 12.21     $ 14.74     $ 17.61     $ 16.64        $ 12.80     $ 12.41      $ 14.94      $ 17.76      $ 16.74      $14.12
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
   0.04 *      0.00*#     (0.03)*     (0.01)*         0.02 *      0.14 *       0.14 *       0.13 *       0.17 *      0.16*
  (1.19)*     (2.20)*     (2.00)*      1.49 *         4.02 *     (1.19)*      (2.24)*      (2.01)*       1.47 *      2.68*
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
  (1.15)      (2.20)      (2.03)       1.48           4.04       (1.05)       (2.10)       (1.88)        1.64        2.84
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
  (0.00)#     --          --          (0.02)         (0.10)      (0.12)       (0.10)       (0.10)       (0.13)      (0.12)
   --         (0.33)      (0.84)      (0.49)         (0.10)      --           (0.33)       (0.84)       (0.49)      (0.10)
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
  (0.00)#     (0.33)      (0.84)      (0.51)         (0.20)      (0.12)       (0.43)       (0.94)       (0.62)      (0.22)
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
$ 11.06     $ 12.21     $ 14.74     $ 17.61        $ 16.64     $ 11.24      $ 12.41      $ 14.94      $ 17.76      $16.74
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
  (9.39)%    (15.04)%    (11.81)%      8.89 %        31.77 %     (8.42)%     (14.23)%     (10.86)%       9.86 %     20.30 %
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
-------     -------     -------     -------        -------     -------      -------      -------      -------      ------
$31,277     $39,381     $42,544     $42,478        $23,813     $12,324      $ 5,517      $ 8,162      $20,112      $6,480

   1.42 %      1.35 %      1.35 %      1.35 %         1.35 %**    0.42 %       0.35 %       0.35 %       0.35%       0.35 %

   1.63 %      1.60 %      1.54 %      1.70 %         2.24 %**    0.58 %       0.64 %       0.56 %       0.69%       1.29 %

   0.39 %      0.02 %     (0.17)%     (0.06)%         0.17 %**    1.39 %       1.01 %       0.78 %       0.92 %      1.12%

   0.18 %     (0.23)%     (0.36)%     (0.41)%        (0.73)%**    1.23 %       0.72 %       0.57 %       0.58 %      0.18 %
     10 %        12 %        32 %         5 %           62 %        10 %         12 %         32 %          5 %        62 %


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TICKER SYMBOL:                Class:   A:     PSPIX
                                       B:
                                       C:     PWSPX
                                       C-2:
                                       Y:     PSPYX


If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.


You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.


You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

  Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

UBS Index Trust
 -- UBS S&P 500 Index Fund
Investment Company Act File No. 811-08229


'c'2003 UBS Global Asset Management (US) Inc.
All rights reserved.


[UBS LOGO]   UBS Global Asset
             Management

UBS S&P 500 INDEX FUND

PROSPECTUS


September -- , 2003






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                             UBS S&P 500 INDEX FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    UBS S&P 500 Index Fund is a diversified series of UBS Index Trust ('Trust'), a professionally managed open-end management investment company.

    UBS Global Asset Management (US) Inc. ('UBS Global AM'), serves as the investment advisor, administrator and principal underwriter for the fund.
UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, UBS Global AM selects dealers for the sale of fund shares.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling the fund toll-free 1-800-647 1568.


    This SAI is not a prospectus and should be read only in conjunction with the
fund's current Prospectus dated September   , 2003. A copy of the Prospectus may
be obtained by calling your Financial Advisor or by calling the fund toll-free
1-800-647 1568. This SAI is dated September   , 2003.


                               TABLE OF CONTENTS


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                                                              PAGE
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The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Strategies Using Derivative Instruments.....................    8
Organization of the Fund; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   14
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   22
Portfolio Transactions......................................   27
Reduced Sales Charges, Additional Purchase, Exchange and
  Redemption Information and Other Services.................   29
Conversion of Class B Shares................................   32
Valuation of Shares.........................................   32
Performance Information.....................................   32
Taxes.......................................................   34
Other Information...........................................   36
Financial Statements........................................   37
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                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Index ('S&P 500 Index'), before fees and expenses. The fund seeks to achieve its objective by investing primarily in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the Index.

    Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances. The fund will interpret these new policies as if the following phrase appeared immediately after the words 'net assets:' '(plus the amount of any borrowing for investment purposes).' The fund has adopted these changes as 'non-fundamental' policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

    The fund invests in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index and, ordinarily, invests in at least 450 stocks that are represented in the Index. If the fund experiences exceptional levels of purchases or redemptions, the fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the Index or may hold less than 450 stocks of the Index. The fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the Index and may use derivative instruments to replicate the weightings of the Index in the interim. From time to time, adjustments may be made in the fund's investments because of changes in the composition of the Index. The fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

    The fund attempts to achieve a correlation, over time, between the performance of its investments and that of the S&P 500 Index of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the fund's performance and that of the Index. The performance of the fund versus that of the Index is compared at least weekly. If an unexpected tracking error develops, the fund's portfolio will be rebalanced to bring it into line with the Index. There can be no assurance that the fund will achieve its expected results.


    The fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See 'The Fund's Investments, Related Risks and
Limitations -- Investment Limitations of the Fund' for more information regarding borrowings. The fund also may invest in securities of other investment companies. The fund may invest in foreign securities.


             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

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    Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments for temporary purposes, to reinvest cash collateral from its securities lending activities or for cash management purposes. These instruments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, the fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

    INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

    Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    The fund may invest in foreign securities only if the securities are traded in the U.S. directly or through American Depositary Receipts ('ADRs'). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an

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unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    Investment income and gains realized on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'

    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those which UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum

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repurchase price under the formula exceeds the intrinsic value of the option.
The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could adversely affect the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board.
UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest cash collateral in money market instruments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash

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collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC Inc. ('UBS Securities'), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent.
UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.


    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of UBS Global AM, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

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    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL INVESTMENT LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of
(a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to

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    enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

        (1) invest more than 15% of its net assets in illiquid securities.

        (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

    Options on Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment in the S&P 500 Index while retaining a cash balance for management purposes, such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses. As part of its use of Derivative Instruments for the cash management purposes, the fund may attempt to reduce the risk of adverse price movements ('hedge') in the securities of the S&P 500 Index while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. The fund may also use Derivative Instruments to reduce transaction costs and to facilitate trading.

    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS Global AM may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

        (1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        (2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

        (3) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and indices of those securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to the securities in the S&P 500 Index without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and
Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

        (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

        (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

    FUTURES. The fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are 'in-the-money,' may not exceed 5% of the fund's net assets.

        (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

        (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

       ORGANIZATION OF THE FUND; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS
                     AND MANAGEMENT OWNERSHIP OF SECURITIES


    The Trust was organized on May 27, 1997 as a statutory trust under the laws of Delaware and currently has one operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.



    The Trust is governed by a board of trustees, which oversees the Trust's operations and which is authorized to establish additional series. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the fund, the length of time served as trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.


INTERESTED TRUSTEES

                                                             TERM OF
                                            POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                             HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE              TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------              -----       -----------      -------------------        -------------------
Margo N. Alexander*'D''D'; 56                 Trustee      Since 1997    Mrs. Alexander is          Mrs. Alexander is a
                                                                         retired. She was an        director or trustee of 19
                                                                         executive vice president   investment companies
                                                                         of UBS Financial Services  (consisting of 40
                                                                         Inc. (March 1984 to        portfolios) for which
                                                                         December 2002). She was    UBS Global AM or one of
                                                                         chief executive officer    its affiliates serves as
                                                                         (from January 1995 to      investment advisor, sub-
                                                                         October 2000), a director  advisor or manager.
                                                                         (from January 1995 to
                                                                         September 2001) and
                                                                         chairman (from March 1999
                                                                         to September 2001) of UBS
                                                                         Global AM.

Brian M. Storms*'D''D'; 48                  Trustee and    Since 2003    Mr. Storms is chief        Mr. Storms is a director
                                            Chairman of                  executive officer of UBS   or trustee of 23
                                            the Board of                 Global Asset               investment companies
                                              Trustees                   Management -- Americas     (consisting of 83
                                                                         region (since July 2002).  portfolios) for which UBS
                                                                         Mr. Storms was chief       Global AM or one of its
                                                                         executive officer,         affiliates serves as
                                                                         president and/or chief     investment advisor, sub-
                                                                         operating officer of UBS   advisor or manager.
                                                                         Global AM and certain
                                                                         affiliated asset
                                                                         management companies from
                                                                         1999 to July 2002. He was
                                                                         president of Prudential
                                                                         Investments (1996-1999).


                                                 OTHER DIRECTORSHIPS
           NAME, ADDRESS, AND AGE                  HELD BY TRUSTEE
           ----------------------                  ---------------
Margo N. Alexander*'D''D'; 56                           None
Brian M. Storms*'D''D'; 48                              None

INDEPENDENT TRUSTEES

                                                             TERM OF
                                            POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                             HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE              TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------              -----       -----------      -------------------        -------------------
Richard Q. Armstrong; 68                      Trustee      Since 1997    Mr. Armstrong is chairman  Mr. Armstrong is a
R.Q.A. Enterprises                                                       and principal of R.Q.A.    director or trustee of 19
One Old Church Road --                                                   Enterprises (management    investment companies
Unit #6                                                                  consulting firm) (since    (consisting of 40
Greenwich, CT 06830                                                      April 1991 and principal   portfolios) for which
                                                                         occupation since March     UBS Global AM or one of
                                                                         1995).                     its affiliates serves as
                                                                                                    investment advisor, sub-
                                                                                                    advisor or manager.

David J. Beaubien; 68                         Trustee      Since 2001    Mr. Beaubien is chairman   Mr. Beaubien is a
101 Industrial Road                                                      of Yankee Environmental    director or trustee of 19
Turners Falls, MA 01376                                                  Systems, Inc., a           investment companies
                                                                         manufacturer of            (consisting of 40
                                                                         meteorological measuring   portfolios) for which
                                                                         systems (since 1991).      UBS Global AM or one of
                                                                                                    its affiliates serves as
                                                                                                    investment advisor, sub-
                                                                                                    advisor or manager.

Richard R. Burt; 56                           Trustee      Since 1997    Mr. Burt is chairman of    Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                                             Diligence LLC              trustee of 19 investment
Washington, D.C. 20004                                                   (international             companies (consisting of
                                                                         information and security   40 portfolios) for which
                                                                         firm) and IEP Advisors     UBS Global AM or one of
                                                                         (international             its affiliates serves as
                                                                         investments and            investment advisor, sub-
                                                                         consulting firm).          advisor or manager.

Meyer Feldberg; 61                            Trustee      Since 1997    Mr. Feldberg is Dean and   Dean Feldberg is a
Columbia University                                                      Professor of Management    director or trustee of 33
101 Uris Hall                                                            of the Graduate School of  investment companies
New York, New York 10027                                                 Business, Columbia         (consisting of 54
                                                                         University (since 1989).   portfolios) for which
                                                                                                    UBS Global AM or one of
                                                                                                    its affiliates serves as
                                                                                                    investment advisor, sub-
                                                                                                    advisor or manager.

Frederic V. Malek; 66                         Trustee      Since 1997    Mr. Malek is chairman of   Mr. Malek is a director
1455 Pennsylvania                                                        Thayer Capital Partners    or trustee of 19
Avenue, N.W.                                                             (merchant bank) and        investment companies
Suite 350                                                                chairman of Thayer Hotel   (consisting of 40
Washington, D.C. 20004                                                   Investors III, Thayer      portfolios) for which
                                                                         Hotel Investors II and     UBS Global AM or one of
                                                                         Lodging Opportunities      its affiliates serves as
                                                                         Fund (hotel investment     investment advisor, sub-
                                                                         partnerships) (since       advisor or manager.
                                                                         1992).


                                                 OTHER DIRECTORSHIPS
           NAME, ADDRESS, AND AGE                  HELD BY TRUSTEE
           ----------------------                  ---------------
Richard Q. Armstrong; 68                      Mr. Armstrong is also a
R.Q.A. Enterprises                            director of AlFresh
One Old Church Road --                        Beverages Canada, Inc.
Unit #6                                       (a Canadian Beverage
Greenwich, CT 06830                           subsidiary of AlFresh
                                              Foods Inc.)

David J. Beaubien; 68                         Mr. Beaubien is also a
101 Industrial Road                           director of IEC
Turners Falls, MA 01376                       Electronics, Inc., a
                                              manufacturer of
                                              electronic assemblies.

Richard R. Burt; 56                           Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                  director of Hollinger
Washington, D.C. 20004                        International Inc.
                                              (publishing), HCL
                                              Technologies, Ltd., The
                                              Central European Fund,
                                              Inc., The Germany Fund,
                                              Inc., IGT, Inc. (provides
                                              technology to gaming and
                                              wagering industry) and
                                              chairman of Weirton Steel
                                              Corp. (makes and finishes
                                              steel products). He is
                                              also a director or
                                              trustee of funds in the
                                              Scudder Mutual Funds
                                              Family (consisting of
                                              47 portfolios).

Meyer Feldberg; 61                            Dean Feldberg is also a
Columbia University                           director of Primedia Inc.
101 Uris Hall                                 (publishing), Federated
New York, New York 10027                      Department Stores, Inc.
                                              (operator of department
                                              stores), Revlon, Inc.
                                              (cosmetics), Select
                                              Medical Inc. (healthcare
                                              services) and SAPPI, Ltd.
                                              (producer of paper).

Frederic V. Malek; 66                         Mr. Malek is also a
1455 Pennsylvania                             director of Aegis
Avenue, N.W.                                  Communications, Inc.
Suite 350                                     (tele-services), American
Washington, D.C. 20004                        Management Systems, Inc.
                                              (management consulting
                                              and computer related
                                              services), Automatic Data
                                              Processing, Inc.
                                              (computing services), CB
                                              Richard Ellis, Inc. (real
                                              estate services), Federal
                                              National Mortgage
                                              Association, FPL Group,
                                              Inc. (electric services),
                                              Manor Care, Inc. (health
                                              care), and Northwest
                                              Airlines Inc.

                                                             TERM OF
                                            POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                             HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE              TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------              -----       -----------      -------------------        -------------------
Carl W. Schafer; 67                          Trustee       Since 1997    Mr. Schafer is president of  Mr. Schafer is a director
66 Witherspoon Street                                                    the Atlantic Foundation      or trustee of 19
#1100                                                                    (charitable foundation)      investment companies
Princeton, NJ 08542                                                      (since 1993).                (consisting of 40
                                                                                                      portfolios) for which
                                                                                                      UBS Global AM or one of
                                                                                                      its affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.

William D. White; 69                          Trustee      Since 2001    Mr. White is retired (since  Mr. White is a director
P.O. Box 199                                                             1994).                       or trustee of 19
Upper Black Eddy, PA 18972                                                                            investment companies
                                                                                                      (consisting of 40
                                                                                                      portfolios) for which
                                                                                                      UBS Global AM or one of
                                                                                                      its affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.

Carl W. Schafer; 67                             Mr. Schafer is also a
66 Witherspoon Street                           director of Labor Ready,
#1100                                           Inc. (temporary
Princeton, NJ 08542                             employment), Roadway
                                                Corp. (trucking),
                                                Guardian Life Insurance
                                                Company Mutual Funds
                                                (consisting of 19
                                                portfolios), the Harding,
                                                Loevner Funds (consisting
                                                of three portfolios),
                                                E.I.I. Realty Securities
                                                Trust (investment
                                                company) and Frontier Oil
                                                Corporation.

William D. White; 69                            None
P.O. Box 199
Upper Black Eddy, PA 18972


---------


  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.



  'D' Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.



'D''D' Mrs. Alexander and Mr. Storms are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

OFFICERS


                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
T. Kirkham Barneby*; 57   Vice President     Since 1997    Mr. Barneby is a managing director --
                                                           quantitative investments of
                                                           UBS Global AM. Mr. Barneby is a vice
                                                           president of five investment
                                                           companies (consisting of six
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

W. Douglas Beck*; 36      Vice President     Since 2003    Mr. Beck is an executive director and
                                                           head of mutual fund product
                                                           management of UBS Global AM (since
                                                           2002). From March 1998 to November
                                                           2002, he held various positions at
                                                           Merrill Lynch, the most recent being
                                                           first vice president and co-manager
                                                           of the managed solutions group. Mr.
                                                           Beck is vice president of 22
                                                           investment companies (consisting of
                                                           81 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Thomas Disbrow*; 37       Vice President     Since 2000    Mr. Disbrow is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of
                                                           UBS Global AM. Prior to November
                                                           1999, he was a vice president of
                                                           Zweig/Glaser Advisers. Mr. Disbrow is
                                                           a vice president and assistant
                                                           treasurer of 19 investment companies
                                                           (consisting of 40 portfolios) for
                                                           which UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Amy R. Doberman*; 41      Vice President     Since 2000    Ms. Doberman is a managing director
                           and Secretary                   and general counsel of
                                                           UBS Global AM. From December 1997
                                                           through July 2000, she was general
                                                           counsel of Aeltus Investment
                                                           Management, Inc. Ms. Doberman is vice
                                                           president and assistant secretary of
                                                           five investment companies (consisting
                                                           of 44 portfolios) and vice president
                                                           and secretary of 19 investment
                                                           companies (consisting of 40
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
David M. Goldenberg*; 37   Vice President    Since 2002    Mr. Goldenberg is an executive
                           and Assistant                   director and deputy general counsel
                             Secretary                     of UBS Global AM. From 2000 to 2002
                                                           he was director, legal affairs at
                                                           Lazard Asset Management. Mr.
                                                           Goldenberg served in various
                                                           capacities, including most recently
                                                           as global director of compliance at
                                                           SSB Citi Asset Management Group from
                                                           1996 to 2000. Mr. Goldenberg is vice
                                                           president and secretary of five
                                                           investment companies (consisting of
                                                           44 portfolios) and a vice president
                                                           and assistant secretary of 19
                                                           investment companies (consisting of
                                                           40 portfolios) for which
                                                           UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Kevin J. Mahoney*; 37     Vice President     Since 1999    Mr. Mahoney is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of
                                                           UBS Global AM. Prior to April 1999,
                                                           he was the manager of the mutual fund
                                                           internal control group of Salomon
                                                           Smith Barney. Mr. Mahoney is a vice
                                                           president and assistant treasurer of
                                                           19 investment companies (consisting
                                                           of 40 portfolios) for which
                                                           UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Paul H. Schubert*; 40     Vice President     Since 1997    Mr. Schubert is an executive director
                           and Treasurer                   and head of the mutual fund finance
                                                           department of UBS Global AM. Mr.
                                                           Schubert is treasurer and principal
                                                           accounting officer of three
                                                           investment companies (consisting of
                                                           41 portfolios) and a vice president
                                                           and treasurer of 20 investment
                                                           companies (consisting of 41
                                                           portfolios) and treasurer and chief
                                                           financial officer of one investment
                                                           company (consisting of two
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
Joseph A. Varnas*; 35         President       Since 2003   Mr. Varnas is a managing director
                                                           (since March 2003), chief technology
                                                           officer (since March 2001) and head
                                                           of product, technology and operations
                                                           of UBS Global AM (since November
                                                           2002). From 2000 to 2001, he was
                                                           manager of product development in
                                                           Investment Consulting Services at UBS
                                                           Financial Services Inc. Mr. Varnas
                                                           was a senior analyst in the Global
                                                           Securities Research and Economics
                                                           Group at Merrill Lynch from 1995 to
                                                           1999. Mr. Varnas is president of 22
                                                           investment companies (consisting of
                                                           81 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Keith A. Weller*; 42      Vice President     Since 1997    Mr. Weller is a director and senior
                           and Assistant                   associate general counsel of
                             Secretary                     UBS Global AM. Mr. Weller is a vice
                                                           president and assistant secretary of
                                                           19 investment companies (consisting
                                                           of 40 portfolios) for which
                                                           UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.


---------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

'D' Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES


                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                     TRUSTEE FOR WHICH UBS GLOBAL AM
                                  DOLLAR RANGE OF EQUITY      OR AN AFFILIATE SERVES AS INVESTMENT ADVISOR,
            TRUSTEE               SECURITIES IN FUND'D'                 SUB-ADVISOR OR MANAGER'D'
            -------               ---------------------                 -------------------------
INTERESTED TRUSTEES
Margo N. Alexander..............           None                               Over $100,000
Brian M. Storms.................       $1 - $10,000                           $1 - $10,000

INDEPENDENT TRUSTEES
Richard Q. Armstrong............           None                               Over $100,000
David J. Beaubien...............           None                               Over $100,000
Richard R. Burt.................           None                             $10,001 - $50,000
Meyer Feldberg..................           None                               Over $100,000
Frederic V. Malek...............           None                            $50,001 - $100,000
Carl W. Schafer.................           None                               Over $100,000
William D. White................           None                             $10,001 - $50,000


---------


'D' Information regarding ownership is as of December 31, 2002.

                                   COMMITTEES


    The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer, and William
D. White.



    The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the fund's audit, the quality and objectivity of the fund's financial statements, the fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (ii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund's independent auditors; (iii) determining the compensation of the fund's independent auditors; and (iv) pre-approving all audit and non-audit services provided to the fund and permissible non-audit services to be provided to the fund's affiliates to the extent that such approval is required under applicable regulations of the SEC. In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; reviewing certain matters relating to internal controls and disclosure controls and procedures at the fund and the fund's service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.



    The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the fund. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended May 31, 2003, the Audit and Contract Review Committee held five meetings.



    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees and reviewing the compensation arrangements for each of the Trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Trust at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominees resume or curriculum vitae. During the Trust's fiscal year ended May 31, 2003, the Nominating Committee did not meet.


          INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURTITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM


    As of December 31, 2002, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with, UBS Global AM.

                                  COMPENSATION


    Each Independent Trustee receives, in the aggregate from UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant mutual fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Trust for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.



    The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.


                             COMPENSATION TABLE'D'


                                                              AGGREGATE        TOTAL COMPENSATION
                                                            COMPENSATION         FROM THE TRUST
                NAME OF PERSON, POSITION                   FROM THE TRUST*   AND THE FUND COMPLEX**
                ------------------------                   ---------------   ----------------------
Richard Q. Armstrong, Trustee............................       $191                $111,125
David J. Beaubien, Trustee...............................        177                 108,000
Richard R. Burt, Trustee.................................        177                 108,000
Meyer Feldberg, Trustee..................................        181                 210,250
Frederic V. Malek, Trustee...............................        177                 108,000
Carl W. Schafer, Trustee.................................        177                 108,000
William D. White, Trustee................................        177                 108,000


---------


  'D' Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are 'interested persons' as defined by the Investment Company Act, do not receive compensation.



  * Represents total fees paid to each Independent Trustee indicated during the fiscal year ended May 31, 2003.



 ** Represents fees paid during the calendar year ended December 31, 2002 to each Independent Trustee by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Malek, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor, or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.



    PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of August 1, 2003, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.



    As of August 1, 2003, the following shareholders were shown in the fund's records as owning 5% or more of any class of the fund's shares.

                                                           PERCENTAGE OF SHARES
                                                            BENEFICIALLY OWNED
                                                                  AS OF
                    NAME AND ADDRESS*                         AUGUST 1, 2003
                    -----------------                         --------------
Hartford Life Insurance Company                               5.99% (Class A)
Attn: Dave Ten Broek

State Street Bank & Trust                                    30.93% (Class Y)
CUST for South Dakota Higher Education
Savings Trust 0-4 Years

State Street Bank & Trust                                    15.12% (Class Y)
CUST for South Dakota Higher Education
Savings Trust 5-8 Years

State Street Bank & Trust                                     9.86% (Class Y)
CUST for South Dakota Higher Education
Savings Trust 9-13 Years

State Street Bank & Trust                                     7.22% (Class Y)
CUST for South Dakota Higher Education
Savings Trust Select Funds Intl

Franklin S&P 500 Index Portfolio                              6.21% (Class Y)
FT 529 College Savings Plan
Attn: Bruce Rosenberg, VP & Treasurer


---------


* The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Attn: Compliance Department; 51 West 52nd Street, New York, NY 10019-6114.


                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator to the fund pursuant to a contract ('Advisory and Administration Contract') with the Trust. Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.


    During the fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001, UBS Global AM earned (or accrued) advisory fees in the amounts of $196,580 (of which $181,671 was waived), $164,540 (all of which was waived) and $174,766 (of which $164,826 was waived), respectively. For the fiscal year ended May 31, 2002, the fund repaid $33,387 in advisory fees previously waived by UBS Global AM, pursuant to the Fund's expense cap agreement.



    Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or UBS Global AM; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees;
(8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and
(22) fees or expenses related to license agreements with respect to securities indices.


    Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.


    At the fund's board meeting held on July 23, 2003, the board members considered and approved the continuance of the fund's Advisory and Administration Contract with UBS Global AM. Prior to that meeting, the board's Audit and Contract Review Committee (the 'Committee') (as noted above, comprised of the board's Independent Trustees) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.


    The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, UBS Global AM's trade allocation procedures for its various investment advisory clients, and UBS Global AM's best execution procedures. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.


    The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the Advisory and Administration contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called 'fallout benefits' to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, the research services available to UBS Global AM by reason of portfolio transactions executed for the fund, and fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services performed for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the Advisory and Administration contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between the fund and UBS Global AM.



    SECURITIES LENDING. During the fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001, the fund paid (or accrued) $426, $419 and $191, respectively, to UBS Financial Services Inc. for its services as securities lending agent.

    BANK LINE OF CREDIT. The fund participated with other funds managed, advised or sub-advised by UBS Global AM or its affiliates in a $300 million committed credit facility (the 'Facility') with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.



    Under the facility arrangement, the fund agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the fiscal year ended May 31, 2003, the Fund did not borrow under the Facility. For the year ended May 31, 2003 the Fund paid a commitment fee of $1,098 to UBS AG. The Bank Line of Credit is now provided by State Street Bank and Trust.


    PERSONAL TRADING POLICIES. The fund, and UBS Global AM have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.


    PROXY VOTING POLICIES AND PROCEDURES. The fund's board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor. Following is a summary of UBS Global AM's proxy voting policy.



    The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.



    When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management;
(2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience;
(3) opposes structures which impose financial constraints on changes in control;
(4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.



    UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.



    TRANSFER AGENCY RELATED SERVICES. PFPC Inc. ('PFPC'), the fund's transfer agent, (not the fund) pays UBS Global AM for certain transfer agency related services that PFPC has delegated to UBS Global AM.



    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Trust ('Principal Underwriting Contract') which requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.



    Under separate plans pertaining to the Class A, Class B, Class C and
Class C-2 shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act ('Class A Plan,' 'Class B Plan,' 'Class C Plan' and 'Class C-2 Plan,' collectively, 'Plans'), the fund pays UBS Global AM a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the fund also pays UBS Global AM a distribution fee, accrued daily and payable monthly at the annual rate of 0.75% of the average daily net assets of the Class C shares. Under the Class B Plan and the Class C-2 Plan, the fund pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.40% of the average daily net assets of the Class B shares and Class C-2 shares, respectively. There is no service or distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.



    UBS Global AM uses the service fees under the Plans for Class A, Class B, Class C and Class C-2 shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.



    UBS Global AM uses the distribution fees under the Plans for Class B, Class C and Class C-2 shares to offset the commissions it pays to each dealer for selling the fund's Class B, Class C and Class C-2 shares, and to offset its marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM's distribution activities.



    UBS Global AM compensates Financial Advisors when Class B, Class C or Class C-2 shares are bought by investors, as well as on an ongoing basis.



    UBS Global AM receives the proceeds of the initial sales charge paid when Class A, Class B, Class C, or Class C-2 shares are bought and of the deferred sales charge paid upon sales of Class A, Class B, Class C or Class C-2 shares. These proceeds also may be used to cover distribution expenses.


    The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's service or distribution expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be UBS Global AM's sole responsibility and not that of the fund. Annually, the board reviews the Plans and UBS Global AM's corresponding expenses for each class of shares of the fund separately from the Plans and expenses attributable to the other classes of shares.

    Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not 'interested persons' of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not 'interested persons' of the fund shall be committed to the discretion of the trustees who are not 'interested persons' of the fund.

    In reporting amounts expended under the Plan to the board, UBS Global AM allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of another class of the fund's shares.


    For the fiscal year ended May 31, 2003, the fund paid (or accrued) to UBS Global AM service fees of $150,454 under the Class A Plan and service and distribution fees of $309,877 under the Class C Plan.



    UBS Global AM estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to Class A and Class C of the fund (Class B and Class C-2 shares of the fund are newly created and have not commenced investment operations as of the date of this SAI) during the fiscal year ended May 31, 2003:


           CLASS A


Marketing and advertising..................................  $314,614
Amortization of commissions................................    34,985
Printing of prospectuses and SAIs..........................     2,735
Branch network costs allocated and interest expense........   144,568
Service fees paid to Financial Advisors....................    55,667


           CLASS C


Marketing and advertising..................................  $163,243
Amortization of commissions................................    71,832
Printing of prospectuses and SAIs..........................     1,408
Branch network costs allocated and interest expense........    74,935
Service fees paid to Financial Advisors....................    28,664



    'Marketing and advertising' includes various internal costs allocated by UBS Global AM to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the fund's shares during this period, and 'service fees paid to Financial Advisors' represents compensation paid by UBS Financial Services Inc. to its Financial Advisors.


    In approving the fund's overall Flexible Pricing'sm' system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.


    In approving the Class A Plan, Class B Plan, Class C Plan and the Class C-2 Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which initial sales charges and/or deferred sales charges would be imposed and the amount of such charges, (2) UBS Global AM's belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM and (6) UBS Global AM's shareholder service-related and, where applicable, distribution-related expenses and costs.


    With respect to each Plan, the board considered all compensation that UBS Global AM would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund. These fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.


    Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and UBS Global AM for the Class A and Class C shares for the periods set forth below, UBS Global AM earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc. (Class B and Class C-2 shares of the fund are newly created and have not commenced operations as of the date of this SAI.)



                                           FISCAL YEARS ENDED MAY 31,
                                           ---------------------------
                                            2003      2002      2001
                                            ----      ----      ----
CLASS A
    Earned...............................  $30,796   $72,171   $61,368
    Retained.............................   19,402    44,746    10,196

CLASS C
    Earned...............................   36,166   $90,263         0
    Retained.............................   22,786   $55,963         0



    UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of fund shares for the fiscal year ended May 31, 2003:



Class A.....................................................  $  204
Class C.....................................................   5,802


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board, UBS Global AM is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, UBS Global AM generally seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While UBS Global AM generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001, the fund paid $34,019,
$28,786 and $19,262 in brokerage commissions, respectively.



    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM and any of its affiliates to effect portfolio transactions for the fund on a national securities exchange of which it is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.



    For the fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001, the fund paid no brokerage commissions to UBS Financial Services Inc. or any other affiliate of UBS Global AM.


    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers or dealers, UBS Global AM will consider the full range and quality of a broker's or dealer's services. Consistent with the interests of the fund and subject to the review of the board, UBS Global AM may cause the fund to purchase and sell portfolio securities through brokers or dealers who provide UBS Global AM with brokerage or research services. The fund may pay those brokers or dealers a higher commission, markup or markdown than may be charged by other brokers or dealers, provided that UBS Global AM determines in good faith that such commission, markup or markdown is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM to the fund and its other clients.

    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminar, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons and government representatives.


    For the fiscal year ended May 31, 2003, UBS Global AM directed no transactions to brokers chosen because they provided research services.


    For purchases or sales with broker-dealer firms which act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to its duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its own investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

    Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.


    The fund will not purchase securities that are offered in underwritings in which UBS Global AM or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS Global AM or any of its affiliates not participate in or benefit from the sale to the fund.

    As of May 31, 2003, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:



                      ISSUER                         TYPE OF SECURITY   VALUE
                      ------                         ----------------   -----
Morgan Stanley & Co................................       Equity       $681,675
State Street Corp..................................       Equity        176,226



    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rate may vary greatly from year to year, but will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended May 31, 2003 and May 31, 2002, the fund's portfolio turnover rates were 10% and 12%, respectively.



            REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES



ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT



    To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's financial advisors of its portion of the sales charge adjustment. Once received from the Financial Advisor, the sales charge adjustment will be used to purchase additional shares at the then-current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's Financial Advisor returns any excess commissions previously received.



    To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's Financial Advisor and UBS Global AM, as applicable, in accordance with the prospectus.



    Letters of Intent are not available for certain employee benefit plans.


    WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during the fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ('PFPC') of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rule for Class A Shareholders,' below.


    PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission of 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.



    PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ('Family Funds' include the fund, other UBS funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) to shareholders who buy $10 million or more at any one time.


    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when a financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


    AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES. UBS Global AM or your Financial Advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B, Class C or Class C-2 shares. Class C-2 shares may only be purchased by existing Class C-2 Shareholders. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When a shareholder invests the same dollar amount each month under the Plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholders average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. A shareholder should also consider whether a large, single investment in Class B, Class C or Class C-2 shares would qualify for Class A sales load reductions.



    AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:



     Class A, Class C and Class C-2 shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.



     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.



    Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A, Class C and Class C-2 shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.



    An investor's participation in the automatic cash withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan) less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan is less than $5,000 for Class A and Class C shareholders. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, your Financial Advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but sale proceeds, with the tax consequences described under 'Dividends and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your Financial Advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a automatic cash withdrawal plan from their financial advisors or by calling PFPC at 1-800-647 1568.



    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your Financial Advisor through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.



    TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C, Class C-2 or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with UBS Global AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES



    Class B shares of the fund will automatically convert to Class A shares of that fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distribution paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ('Nasdaq') normally are valued at the Nasdaq Official Closing Price ('NOCP'); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.


                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN (BEFORE TAXES) CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

    P(1 + T)'pp'n =  ERV

where:          P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return of shares of that class n = number of years
              ERV =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) CALCULATIONS. Total return (after taxes on distributions quotes used in the fund's Performance Advertisements are calculated according to the following formula:

    P(1 + T)'pp'n =  ATV[u]D

where:       P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
             T =  average annual total return (after taxes on distributions)
                  of shares of that class
             n =  number of years
       ATV[u]D =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions but not after taxes on redemptions.

    TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS) CALCULATIONS. Total return (after taxes on distributions and redemptions quotes used in the fund's Performance Advertisements are calculated according to the following formula:

    P(1 + T)'pp'n =  ATV[u]DR

where:       P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
             T =  average annual total return (after taxes on distributions and redemptions) of shares of that class
             n =  number of years
      ATV[u]DR =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions and redemptions.


    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change before or after taxes, as applicable, in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A, Class C and Class C-2 shares, the maximum initial sales charge of 2.5%, 1% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B, Class C and Class C-2 shares, the applicable deferred sales charge imposed on a redemption of Class B, Class C and Class C-2 shares held for the period is deducted (assuming that the maximum Class B deferred sales charge schedule is applicable). All dividends and other distributions are assumed to have been reinvested at net asset value. Total return calculated according to the foregoing formula is referred to as 'Standardized Return.'



    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.



    The following table shows performance information for Class A, Class C and Class Y of the fund's outstanding shares for the periods indicated. All returns for periods of more than one year are expressed as an average annual return. Class B and Class C-2 shares are newly created and have not commenced operations as of the date of this SAI.



CLASS                                                    CLASS A      CLASS C      CLASS Y
(INCEPTION DATE)                                        (10/2/98)    (10/7/98)    (12/31/97)
----------------                                        ---------    ---------    ----------
ONE YEAR ENDED MAY 31, 2003:
    Standardized Return Before Taxes*.................    (11.01)%     (11.16)%      (8.42)%
    Standardized Return After Taxes on
      Distributions*..................................    (11.32)%     (11.18)%      (8.81)%
    Standardized Return After Taxes on Distributions
      and Sale of Fund Shares*........................     (6.77)%      (6.86)%      (5.19)%
    Non-Standardized Return...........................     (8.70)%      (9.39)%      (8.42)%


                                                  (table continued on next page)

(table continued from previous page)


CLASS                                                    CLASS A      CLASS C      CLASS Y
(INCEPTION DATE)                                        (10/2/98)    (10/7/98)    (12/31/97)
----------------                                        ---------    ---------    ----------
FIVE YEARS ENDED MAY 31, 2003:
    Standardized Return Before Taxes*.................        N/A          N/A       (1.54)%
    Standardized Return After Taxes on
      Distributions*..................................        N/A          N/A       (2.39)%
    Standardized Return After Taxes on Distributions
      and Sale of Fund Shares*........................        N/A          N/A       (1.37)%
    Non-Standardized Return...........................        N/A          N/A       (1.54)%

INCEPTION TO MAY 31, 2003:
    Standardized Return Before Taxes*.................     (0.38)%      (0.78)%        0.82%
    Standardized Return After Taxes on
      Distributions*..................................     (1.25)%      (1.44)%        0.02%
    Standardized Return After Taxes on Distributions
      and Sale of Fund Shares*........................     (0.44)%      (0.66)%        0.52%
    Non-Standardized Return...........................       0.16%      (0.56)%        0.82%


---------


* All Standardized Return figures for Class A and Class C shares reflect deduction of the current maximum sales charge of 2.5% and 1%, respectively. All Standardized Return Class C shares reflect deduction of the applicable deferred sales charge imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or deferred sales charge; therefore, the performance information is the same for both standardized and non-standardized return for the periods indicated.


    OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

    Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

    The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(r) Money Markets.

                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold up to 30% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.



    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain), determined without regard to any deduction for dividends paid ('Distribution Requirement') and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.


    If the fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

    A portion of the dividends from the fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


    Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Because many companies in which fund invests do not pay significant dividends on their stock, the fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION


    DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware Statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware Statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.



    CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares, Class C-2 shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and
Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in its investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class C-2 and Class Y shares will differ.


    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund (so long as it is the sole series of the Trust) may elect all of the trustees of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of the trustee at the written request of holders of 10% of the outstanding shares of the Trust.


    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses to the specific classes of the fund's shares to which those expenses are attributable. For example, the fund's Class C and Class C-2 shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


    PRIOR NAMES. Prior to April 8, 2002, the Trust was known as 'Brinson Index Trust' and the fund was known as 'Brinson S&P 500 Index Fund.' Prior to June 4, 2001, the Trust was known as 'PaineWebber Index Trust' and the fund was known as 'PaineWebber S&P 500 Index Fund.'


    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809 is a subsidiary of PNC Bank, N.A., and serves as the fund's transfer and dividend disbursing agent.


    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to UBS Global AM or the fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to UBS Global AM or the fund. S&P has no obligation to take the needs of UBS Global AM or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


    COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.



    AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the fund.


                              FINANCIAL STATEMENTS


    The fund's Annual Report to Shareholders for the period ended May 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23. Exhibits


(1)  (i)    Amended and Restated Trust Instrument 1/

     (ii) Certificate of Amendment to Amended and Restated Trust Instrument effective June 4, 2001 2/

     (iii) Certificate of Amendment to Amended and Restated Trust Instrument effective April 8, 2002 2/

(2)  (i)    Amended and Restated By-Laws 1/

     (ii) Certificate of Amendment to Amended and Restated By-Laws dated October 26, 2001 3/

     (iii) Certificate of Amendment to Amended and Restated By-Laws dated February 15, 2002 2/

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 4/

(4)  Investment Advisory and Administration Contract 5/

(5)  (i)    Principal Underwriting Contract (Class A, Class B, Class C and
            Class Y Shares) (filed herewith)


     (ii)   Dealer Agreement (Class A Shares) 1/

     (iii)  Dealer Agreement (Class C Shares) 1/

     (iv)   Dealer Agreement (Class Y Shares) 1/

     (v)    Form of Selected Dealer Agreement 6/

(6)  Bonus, profit sharing or pension plans - None.

(7)  Custodian Contract 5/

(8)  (i)    Transfer Agency and Related Services Agreement 5/

     (ii)   Amendment to Transfer Agency and Related Services Agreement 7/

(9)  Opinion and Consent of Counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Consent of Independent Auditors (filed herewith)

(11) Financial statements omitted from Part B - None.

(12) Letter of Investment Intent 8/

(13) (i)    Shareholder Services Plan with respect to
            Class A Shares (filed herewith)

     (ii)   Rule 12b-1 Plan of Distribution with respect to Class C Shares 1/

(14) (i)    Multiple Class Plan pursuant to Rule 18f-3 3/


(15) Code of Ethics for Registrant, its investment advisor and its principal underwriter 7/

(16) (i) Powers of Attorney for Mrs. Alexander and Messrs. Armstrong, Beaubien, Burt, Feldberg, Schafer, and White 9/

     (ii)   Power of Attorney for Mr. Malek 3/

     (iii)  Power of Attorney for Mr. Storms 10/

     (iv)   Power of Attorney for Mr. Varnas 10/

-------------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's registration statement, SEC File No. 333-27917, filed September 29, 1999.

2/ Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant's registration statement, SEC File No. 333-27917, filed September 30, 2002.

3/ Incorporated by reference from Post-Effective Amendment No. 7 to the Registrant's registration statement, SEC File No. 333-27917, filed October 31, 2001.

4/   Incorporated by reference from Articles IV, VI, IX and X of
     Registrant's Amended and Restated Trust Instrument and from Articles VI and IX of Registrant's Amended and Restated By-Laws, filed with Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-27917, filed September 29, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant's registration statement, SEC File No. 333-27917, filed September 30, 1998.

6/ Incorporated by reference from Post-Effective Amendment No. 44 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 27, 2001.

7/ Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of UBS. Master Series, Inc., SEC File No. 33-2524, Filed June 30, 2003.

8/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's registration statement, SEC File No. 333-27917, filed October 17, 1997.

9/ Incorporated by reference from Post-Effective Amendment No. 6 to the Registrant's registration statement, SEC File No. 333-27917, filed September 28, 2001.

10/ Incorporated by reference from Registrant's registration statement on Form N-14, SEC File No. 333-107712, filed August 6, 2003.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

         Section 2 of Article IX of the Trust Instrument, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Registrant.

         Section 9 of the Investment Advisory and Administration Contract ("Advisory and Administration Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM") provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Advisory and Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Global AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory and Administration Contract. Section 13 of the Advisory and Administration Contract provides that the trustees shall not be liable for any obligations of the Trust or any series under the Advisory and Administration Contract and that UBS Global AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

         Section 9 of each Distribution Contract provides that the Trust will indemnify UBS Global AM and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM for use in the Registration Statement or arising out of an agreement between UBS Global AM and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM in connection with the Principal Underwriting Contract.

         Section 9 of each Dealer Agreement contains provisions similar to
Section 9 of the Advisory and Administration Contract, with respect to UBS Global AM and PaineWebber, as appropriate. Section 9 of the Form of Selected Dealer Agreement also contains provisions similar to Section 9 of the Advisory and Administration Contract with respect to the applicable dealer.

         Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisor

         UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is primarily engaged in providing investment management, administration and distribution services. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 27.  Principal Underwriters

(a) UBS Global AM serves as principal underwriter and/or investment advisor, sub-advisor or manager for the following other investment companies:



            FRESCO INDEX SHARES FUNDS
            GLOBAL HIGH INCOME DOLLAR FUND INC.
            INSURED MUNICIPAL INCOME FUND INC.
            INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
            LIQUID INSTITUTIONAL RESERVES
            MANAGED HIGH YIELD PLUS FUND INC.
            STRATEGIC GLOBAL INCOME FUND, INC.
            THE UBS FUNDS
            UBS CASHFUND, INC.
            UBS FINANCIAL SECTOR FUND INC.
            UBS INVESTMENT TRUST
            UBS MANAGED MUNICIPAL TRUST
            UBS MASTER SERIES, INC.
            UBS MONEY SERIES
            UBS MUNICIPAL MONEY MARKET SERIES
            UBS MUTUAL FUNDS SECURITIES TRUST
            UBS PACE SELECT ADVISORS TRUST
            UBS RMA MONEY FUND, INC.
            UBS RMA TAX-FREE FUND, INC.
            UBS SERIES TRUST


(b) UBS Global AM is the Registrant's principal underwriter. The directors and officers of UBS Global AM, their principal business addresses and their positions and offices with UBS Global AM are identified in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of UBS Global AM who also serve as trustees or officers of the Registrant.


                               Positions and Offices With
Name                           Registrant                          Positions and Offices With Underwriter
----                           --------------------------          ---------------------------------------
T. Kirkham Barneby*            Vice President                      Managing Director -- Quantitative Investments of
                                                                   UBS Global AM

W. Douglas Beck*               Vice President                      Executive Director and Head of Mutual Fund
                                                                   Product Management of UBS Global AM

Thomas Disbrow*                Vice President and Assistant        Director and a Senior Manager of the Mutual Fund
                               Treasurer                           Finance Department of UBS Global AM

Amy R. Doberman*               Vice President and Secretary        Managing Director and General Counsel of UBS
                                                                   Global AM

David M. Goldenberg*           Vice President and Assistant        Executive Director and Deputy General Counsel of
                               Secretary                           UBS Global AM

Kevin J. Mahoney*              Vice President and Assistant        Director and a Senior Manager of the Mutual Fund
                               Treasurer                           Finance Department of UBS Global AM

Paul H. Schubert*              Vice President and Treasurer        Executive Director and Head of the Mutual Fund
                                                                   Finance Department of UBS Global AM

Brian M. Storms*               Trustee and Chairman of the Board   Chief Executive Officer of UBS Global AM -
                               of Trustees                         Americas Region


                               Positions and Offices With
Name                           Registrant                          Positions and Offices With Underwriter
----                           --------------------------          ---------------------------------------

Joseph A. Varnas*              President                           Managing Director, Chief Technology Officer, and
                                                                   Head of Product, Technology and Operations of
                                                                   UBS Global AM

Keith A. Weller*               Vice President and Assistant        Director and Senior Associate General Counsel of
                               Secretary                           UBS Global AM

-----------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

(c) None.

Item 28.  Location of Accounts and Records

         The books and other documents required by: (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1; and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29.  Management Services

         Not applicable.

Item 30.  Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of August, 2003.

                                  UBS INDEX TRUST


                                  By: /s/ David M. Goldenberg
                                      ----------------------
                                      David M. Goldenberg
                                      Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                  Title                                     Date
---------                                  -----                                     -----

/s/  Margo N. Alexander                    Trustee                                   August 15th, 2003
------------------------------
Margo N. Alexander*


/s/  Richard Q. Armstrong                  Trustee                                   August 15th, 2003
---------------------------
Richard Q. Armstrong*


/s/  David J. Beaubien                     Trustee                                   August 15th, 2003
------------------------
David J. Beaubien*


/s/  Richard R. Burt                       Trustee                                   August 15th, 2003
----------------------
Richard R. Burt*


/s/  Meyer Feldberg                        Trustee                                   August 15th, 2003
---------------------
Meyer Feldberg*


/s/ Frederic V. Malek                      Trustee                                   August 15th, 2003
---------------------
Frederic V. Malek**

/s/  Carl W. Schafer                       Trustee                                   August 15th, 2003
----------------------
Carl W. Schafer*


/s/ Paul H. Schubert                       Vice President and Treasurer              August 15th, 2003
---------------------
Paul H. Schubert


/s/ Brian M. Storms                        Trustee and Chairman of the Board of      August 15th, 2003
--------------------
Brian M. Storms***                         Trustees







/s/ Joseph A. Varnas                       President                                 August 15th, 2003
--------------------
Joseph A. Varnas****


/s/  William D. White                      Trustee                                   August 15th, 2003
-----------------------
William D. White*


* Signatures affixed by Ethan D. Corey pursuant to Powers of Attorney dated September 20, 2001 and incorporated by reference from Post-Effective Amendment No. 6 to the Registrant's registration statement, SEC File No. 333-27917, filed September 28, 2001.

** Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated September 20, 2001 and incorporated by reference from Post-Effective Amendment No. 7 to the Registrant's registration statement, SEC File No. 333-27917, filed October 31, 2001.

*** Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated June 30, 2003 and incorporated by reference from Registrant's registration statement on Form N-14, SEC File No. 333-107712, filed August 6, 2003.

**** Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated June 19, 2003 and incorporated by reference from Registrant's registration statement on Form N-14, SEC File No. 333-107712, filed August 6, 2003.

                                 UBS INDEX TRUST

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number
------


(5)  (i)   Principal Underwriting Contract (Class A, Class B, Class C and
           Class Y Shares)

(9)  Opinion and Consent of Counsel

(10) Other opinions, appraisals, rulings and consents: Consent of Independent Auditors

(13) (i) Shareholder Services Plan with respect to Class A Shares




                         STATEMENT OF DIFFERENCES
                         ------------------------

The copyright symbol shall be expressed as .............................. 'c'
The registered trademark symbol shall be expressed as ................... 'r'
The service mark symbol shall be expressed as ........................... 'sm'
The dagger symbol shall be expressed as ................................. 'D'
Characters normally expressed as superscript shall be preceded by ....... 'pp'
Characters normally expressed as subscript shall be preceded by.......... [u]